                            Schedule 14A Information

     Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant   X
                         ------
Filed by a Party other than the Registrant
                                          ------
Check the appropriate box:

      Preliminary Proxy Statement
-----

      Confidential, for Use of the Commission Only
----- (as permitted by Rule 14a-6(e)(2))

  X   Definitive Proxy Statement
-----
      Definitive Additional Materials
-----
      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
-----
                         MAGNUM HUNTER RESOURCES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X  No fee is required
----

     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
----

(1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

-------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

(5)  Total fee paid:
-------------------------------------------------------------------------------

     Fee paid previously with preliminary materials.
----

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
-------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No:
-------------------------------------------------------------------------------

(3)  Filing Party:
-------------------------------------------------------------------------------

(4)  Date Filed:
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
                          Magnum Hunter Resources, Inc.
                         600 East Las Colinas Boulevard
                                   Suite 1200
                               Irving, Texas 75039

                    Notice of Annual Meeting of Shareholders
                                 on May 28, 1998

Dear Shareholder:

         The Annual Meeting of Shareholders (the "Meeting") of Magnum Hunter Resources, Inc. will be held at the Omni Park West Hotel located at 1590 LBJ Freeway, Dallas Texas, 75234 on Thursday, May 28, 1998, at 2:00 P.M., Central Daylight Savings Time, for the following purposes:

         (1) The election of six (6) Directors to serve until the 1999 Annual Meeting or until their respective successors are duly elected and qualified;

         (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 1998; and

         (3) Transacting such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed April 9, 1998, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Only holders of record of Magnum Hunter Resources, Inc. (the "Company") Common Stock, par value $.002 per share, and holders of record of the Company's 1996 Series A Convertible Preferred Stock at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Meeting will be maintained in the Company's offices at 600 East Las Colinas Boulevard, Suite 1200, Irving, Texas, for ten days prior to the Meeting.

         The Annual Report to shareholders for the year ended December 31, 1997 in which financial statements of the Company are included, was mailed with this Proxy Statement to each shareholder of record as of the close of business on April 9, 1998. Other than as specifically incorporated by reference herein, the Annual Report does not form any part of the material for solicitation of proxies.

         Your vote is important. The voting stock of the Company should be represented as fully as possible at the Annual Meeting. The enclosed proxy is solicited by the Board of Directors of the Company. Whether or not you plan to attend the meeting in person, please mark, execute, date and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting.



                                            By Order of the Board of Directors



Irving, Texas                               Morgan F. Johnston
May 1, 1998                                 Secretary


WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY YOUR PROXY.

                          Magnum Hunter Resources, Inc.
                   600 East Las Colinas Boulevard, Suite 1200
                               Irving, Texas 75039



                                 PROXY STATEMENT



         The proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Annual Meeting of Shareholders which will be held on Thursday, May 28, 1998, at 2:00 P.M., Central Daylight Savings Time at the Omni Park West Hotel located at 1590 LBJ Freeway, Dallas, Texas 75234. This proxy statement, the foregoing notice and the enclosed proxy are being sent to shareholders on or about May 1, 1998.

         The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted "FOR" the nominees of the Board of Directors in the election of six directors and "FOR" the remaining proposal(s).

         Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                    VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

         At the close of business on April 9, 1998, the record date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting, there were outstanding 21,738,320 shares of the Company's Common Stock, $.002 par value (the "Common Stock"). At the close of business on the record date, holders of the Company's Common Stock will be entitled to one vote per share on all proper business brought before the Meeting. In addition, the holders of the Company's 1996 Series A Convertible Preferred Stock are entitled, on all matters submitted for a vote of the holders of shares of Common Stock, to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of one share of the 1996 Series A Convertible Preferred Stock on the date of such vote. As of May 1, 1998, there are currently 1,000,000 shares of 1996 Series A Convertible Preferred Stock issued and outstanding which is convertible into 1,702,127 shares of Common Stock. The presence at the Meeting, in person or by proxy, of the holders of a majority of such outstanding shares will constitute a quorum. All matters brought before the Meeting will be decided by a majority of the shares represented in person or by proxy. Shareholders do not have cumulative voting rights in the election of directors. Abstentions will have the effect of a vote against a proposal. Non-votes will have no effect on the voting of any of the proposals.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of March 15, 1998, regarding the share ownership of the Company by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director, (iii) the Company's Chief Executive Officer and the two other most highly compensated executive officers of the Company, and (iv) all directors and executive officers of the Company, as a group. None of the directors or executive officers named below owned, as of March 15, 1998, any shares of the Company's 1996 Series A Convertible Preferred Stock. The business address of each officer and director listed below is: c/o Magnum Hunter Resources, Inc., 600 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.


                                                                               Common Stock Beneficially Owned
                                                                           Number of                    Percent
                             Name                                           Shares                   of Class (8)
Directors and Executive Officers
        Gary C. Evans .........................................       2,178,226    (1)                   10.0%
        Matthew C. Lutz........................................         672,411    (2)                    3.0%
        Gerald W. Bolfing......................................         359,558    (3)                    1.6%
        Oscar C. Lindemann.....................................          37,160    (3)                     *
        John H. Trescot, Jr....................................          60,154    (4)                     *
        James E. Upfield.......................................          64,704    (3)                     *
        Richard R. Frazier.....................................         248,623    (5)                    1.1%
        Chris Tong.............................................          53,300    (6)                     *
        All directors and executive officers as a group (8 persons)   3,507,033                          15.0%

Beneficial owners of 5 percent or more (excluding persons named above)
        TCW Group, Inc.
        865 South Figueroa Street
        Los Angeles, CA  90017.................................       1,702,127    (7)                    7.8%

        Janus Capital Corporation
        100 Fillmore St. , Suite 300
        Denver, CO.  80206.....................................       1,474,900                           6.8%


         (1) Includes 17,024 shares held in the name of Jacquelyn Evelyn Enterprises, Inc., a corporation whose sole shareholder is Mr. Evans' wife. Mr. Evans disclaims any ownership in such securities other than those in which he has an economic interest. Also includes currently exercisable options to acquire 739,377 shares of Common Stock.
         (2) Includes currently exercisable options to acquire 526,073 shares of Common Stock.
         (3) Includes currently exercisable options to acquire 35,536 shares of Common Stock.
         (4) Includes currently exercisable options to acquire 35,000 shares of Common Stock.
         (5) Includes currently exercisable options to acquire 200,000 shares of Common Stock.
         (6) Includes currently exercisable options to acquire 50,000 shares of Common Stock.
         (7) Consists of shares attributable to shares of Common Stock issuable upon conversion of 1,000,000 shares of the Company's 1996 Series A Convertible Preferred Stock.
         (8) Percentage is calculated on the number of shares outstanding plus those shares deemed outstanding under Rule 13d- 3(d)(1) under the Exchange Act.

                            I. ELECTION OF DIRECTORS

Identification of the Directors to be Elected

         At the Meeting, the shareholders will elect six directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of the Board of Directors' nominees listed below.

         The Board of Directors believe that the nominees are willing to serve as directors. If a nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated, the persons named in the enclosed proxy or their substitute(s) will have discretion and authority to vote or to refrain from voting for the nominee in accordance with their judgment.

         The  nominees  for  election  as   directors,   together  with  certain
information about them, are as follows:

                                                                 Positions
 Name                              Age       Term Served         With Company

Gary C. Evans....................  40        Dec. 1995           Director, President and Chief Executive
                                                                 Officer
Matthew C. Lutz..................  63        Dec. 1995           Chairman and Executive Vice President of
                                                                 Exploration and Business Development
Gerald W. Bolfing................  69        Dec. 1995           Director
Oscar C. Lindemann...............  75        Dec. 1995           Director
John H. Trescot, Jr. . . . . .     72        June 1997           Director
James E. Upfield.................  77        Dec. 1995           Director

         See "Security Ownership of Certain Beneficial Owners and Management" for information regarding security ownership of the nominees for director.

Principal Occupations of Nominees for Director

     Gary C. Evans has served as President, Chief Executive Officer and a director of the Company since December, 1995 and Chairman and Chief Executive Officer of all of the Hunter Subsidiaries since their formation or acquisition. He also served as Chief Financial Officer from January 1997 to August 1997. He acted as Chairman, President and Chief Executive Officer of Hunter from September 1992 until October 1996. Previously, he was President and Chief Operating Officer of Hunter from December 1990 to September 1992. From 1985 to 1990, Mr. Evans was Chairman, President and Chief Executive Officer of Sunbelt Energy, Inc. and its subsidiaries, which were merged with Hunter. From 1981 to 1985, Mr. Evans was associated with the Mercantile Bank of Canada where he held various positions including Vice President and Manager of the Energy Division of the Southwestern United States. From 1978 to 1981, he served in various capacities with National Bank of Commerce (now BancTexas, N.A.) including Credit Manager and Credit Officer. Mr. Evans serves on the Board of Directors of Karts International Incorporated, a Nasdaq-listed company.

     Matthew C. Lutz has served as Chairman since March, 1997 after having served as Vice Chairman of the Company since December, 1995. Mr. Lutz has also served as Executive Vice President of Exploration and Business Development since December, 1995. Mr. Lutz held similar positions with Hunter from September 1993 until October 1996. From 1984 through 1992, Mr. Lutz was Senior Vice President of Exploration and on the Board of Directors of Enserch Exploration, Inc. with responsibility for such company's worldwide oil and gas exploration and development program. Prior to joining Enserch, Mr. Lutz spent 28 years with Getty Oil Company. He advanced through several technical, supervisory and managerial positions which gave him various responsibilities including exploration, production, lease acquisition, administration and financial planning.

     Gerald W. Bolfing has been a director of the Company since December, 1995. Mr. Bolfing was appointed a director of Hunter in August 1993. He is an investor in the oil and gas business and a past officer of one of Hunter's former subsidiaries. From 1962 to 1980, Mr. Bolfing was a partner in Bolfing Food Stores in Waco, Texas. During this time, he also joined American Service Company in Atlanta, Georgia from 1964 to 1965, and was active with Cable Advertising Systems, Inc. of Kerrville, Texas from 1978 to 1981. He joined a Hunter subsidiary in the well servicing business in 1981 where he remained active until its divestiture in 1992. Mr. Bolfing is on the board of directors of Capital Marketing Corporation of Hurst, Texas.

     Oscar C. Lindemann has served as a director of the Company since December, 1995. Mr. Lindemann was previously a director of Hunter, having been appointed in November 1995. Mr. Lindemann has over 40 years experience in the financial industry. Mr. Lindemann began his banking career with the Texas Bank and Trust in Dallas, Texas in 1951. He served the bank until 1977 in many capacities, including Chief Executive Officer and Chairman of the Board. Since leaving Texas Bank and Trust, he has served as Vice Chairman of both the United National Bank and the National Bank of Commerce, also in Dallas. Mr. Lindemann has also served as a consultant to the banking industry. He retired from commercial banking in 1987. Mr. Lindemann is a former President of the Texas Bankers Association, and a former state representative to the American Bankers Association. He was a Founding Director and Board Member of VISA, and a member of the Reserve City Bankers Association. He has served as an instructor at both the Southwestern Graduate School of Banking at Southern Methodist University and the School of Banking of the South at Louisiana State University.

     John H. Trescot, Jr. has served as a director of the Company since June, 1997. For the last five years, Mr. Trescot has been a principal of AWA Management Corporation, a professional consulting firm specializing in oil, timber, pulp and paper, and financial management. Early in his career, Mr. Trescot held various positions in woodlands, and pulp and paper, advancing to the position of Senior Vice President, Southern Operations at Hudson Pulp & Paper Corp. (now part of Georgia Pacific Corp.). Later Mr. Trescot became Vice President of The Charter Company, a corporation with operations in oil, communications and insurance. In 1979, Mr. Trescot became the Chief Executive Officer of "Jari" Florestal e Agropecuaria, Ltda.,a pulp, timber, rice and kaolin operation in the Amazon Basin of Brazil owned by D.K. Ludwig. In 1981, Mr. Trescot became the Chief Executive Officer of TOT Drilling Corp., a contract drilling company with operations in west Texas and New Mexico.

     James E. Upfield has served as a director of the Company since December, 1995. Mr. Upfield was appointed a director of Hunter in August 1992. Mr. Upfield is Chairman of Temtex Industries, Inc. based in Dallas, Texas, a public company that produces consumer hard goods and building materials. In 1969, Mr. Upfield served on a select Presidential Committee serving postal operations of the United States of America. He later accepted the responsibility for the Dallas region, which encompassed Texas and Louisiana. From 1959 to 1967, Mr. Upfield was President of Baifield Industries, Inc. ("Baifield") and its predecessor, a company he founded in 1949 which merged with Baifield in 1963. Baifield was engaged in prime government contracts for military systems and sub-systems in the production of high-strength, light-weight metal products.

Meetings of the Board of Directors

         The full Board of Directors met or unanimously voted on resolutions six times during fiscal year 1997. Each of the directors attended or acted upon at least seventy-five percent of the aggregate number of Board of Director meetings, consents, and Board of Director Committee meetings or consents held or acted upon during fiscal year 1997.

Committees of the Board of Directors

         The Board of Directors has two committees, an Audit Committee and a Compensation Committee, each composed of at least two independent directors. The Audit Committee, composed of Gerald W. Bolfing, Gary C. Evans and Oscar C. Lindemann, recommends the annual appointment of the Company's auditors, with whom the Audit Committee will review the scope of audit and non-audit assignments and related fees, accounting principals used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee, composed of John H. Trescot, Jr., Gary C. Evans and James E. Upfield, will administer the Company's Stock Option Plan and make recommendations to the Board of Directors regarding compensation for the Company's executive officers. Each committee met one time during fiscal year 1997.

Compensation of Directors

         The Company has six individuals who serve as directors, four of which are independent. Two of these directors receive compensation with respect to their services and in their capacities as executive officers of the Company and no additional compensation has historically been paid for their services to the Company as directors. The other four directors of the Company are not employees of the Company and receive no compensation for their services as directors other than as stated below. For the first six months of 1997, independent directors received $500 per meeting as compensation for their services. Beginning July 1, 1997, independent directors receive $1,000 per meeting. In addition, once a year each independent director will be granted an option to acquire 10,000 shares of the Company's common stock at an exercise price equal to the market price of the Company's common stock on the date of grant. Other than the compensation stated herein, the Company has not entered into any arrangement, including consulting contracts, in consideration of the director's service on the board.

Other Officers

         The following is a list of the names and ages of all the other officers of the Company, indicating all positions and offices with the Company held by each such person and each such person's principal occupation or employment during the past five years.

         Richard R. Frazier, 51, has served as President and Chief Operating Officer of Magnum Hunter Production, Inc. and Gruy Petroleum Management Co. since January 1994. From 1977 to 1993, Mr. Frazier was employed by Edisto Resources Corporation in Dallas, serving as Executive Vice President Exploration and Production from 1983 to 1993, where he had overall responsibility for its property acquisition, exploration, drilling, production, gas marketing and engineering functions. From 1972 to 1976, Mr. Frazier served as District Production Superintendent and Petroleum Engineer with HNG Oil Company (now Enron Oil & Gas Company) in Midland, Texas. Mr. Frazier's initial employment, from 1968 to 1971, was with Amerada Hess Corporation as a petroleum engineer involved in numerous projects in Oklahoma and Texas. Mr. Frazier graduated in 1970 from the University of Tulsa with a Bachelor of Science Degree in Petroleum Engineering.

He is a registered Professional Engineer in Texas and a member of the Society of Petroleum Engineers and many other professional organizations.

         Chris Tong, 41, has served as Senior Vice President and Chief Financial Officer since August, 1997. Previously, Mr. Tong was Senior Vice President of Finance of Tejas Acadian Holding Company and its subsidiaries including Tejas Gas Corp., Acadian Gas Corporation and Transok, Inc., all of which are wholly-owned subsidiaries of Tejas Gas Corporation. In January 1998, Tejas Gas Corporation was acquired by Shell Oil. Mr. Tong held these positions since August 1996, and served in other treasury positions with Tejas beginning August 1989. He was also responsible for managing Tejas' property and liability insurance. From 1980 to 1989, Mr. Tong served in various energy lending capacities with Canadian Imperial Bank of Commerce, Post Oak Bank, and Bankers Trust Company in Houston, Texas. Prior to his banking career, Mr. Tong also served over a year with Superior Oil Company as a Reservoir Engineering Assistant. Mr. Tong is a summa cum laude graduate of the University of Southwestern Louisiana with a Bachelor of Arts degree in Economics and a minor in Mathematics.

         David S. Krueger, 48, has served as Vice President and Chief Accounting Officer of the Company since January 1997. Mr. Krueger acted as Vice President-Finance of Cimarron Gas Holding Co., a gas processing and natural gas liquids marketing company in Tulsa, Oklahoma, from April 1992 until January 1997. He served as Vice President and Controller of American Central Gas Companies, Inc., a gas gathering, processing and marketing company from May 1988 until April 1992. From 1974 to 1986, Mr. Krueger served in various managerial capacities for Southland Energy Corporation. From 1971 to 1973, Mr. Krueger was a staff accountant with Arthur Andersen LLP. Mr. Krueger, a certified public accountant, graduated from the University of Arkansas with a B.S./B.A. degree in Business Administration and earned his M.B.A. from the University of Tulsa.

         Morgan F. Johnston, 37, has served as Vice President and General Counsel since April, 1997 and has served as the Company's Secretary since May 1, 1996. Mr. Johnston was in private practice as a sole practitioner from May 1, 1996 to April 1, 1997, specializing in corporate and securities law. From February 1994 to May 1996, Mr. Johnston served as general counsel for Millennia, Inc. (formerly known as SOI Industries, Inc.) and Digital Communications Technology Corporation, two American Stock Exchange listed companies. He also served as general counsel to Halter Capital Corporation, a private consulting firm from August 1991 to May 1996. For the two years prior to August 1, 1991, he was securities counsel for Motel 6 L.P., a New York Stock Exchange listed company. Mr. Johnston graduated cum laude from Texas Tech Law School in May 1986 and is licensed to practice law in the State of Texas.

         Michael P. McInerney, 56, has served as Vice President, Corporate Development & Investor Relations of the Company since October 1997. Prior to joining the Company, Mr. McInerney owned Energy Advisors, Inc., an energy consulting firm, from June 1993 until October 1997. Mr. McInerney was employed from 1981 until June 1993 by Triton Energy Corporation, an independent energy company, where his responsibilities included investor relations, acquisitions and corporate planning. Before joining Triton Energy Corporation, Mr. McInerney served nine years in various financial management positions with American Natural Resources Company, a gas transmission and distribution corporation. Mr. McInerney graduated from the University of Michigan with a B.B.A.

         R. Douglas Cronk, 51, has served as Vice President of Operations for Magnum Hunter Production, Inc. and Gruy Petroleum Management Co. since May 1996, at which time the Company acquired from Mr. Cronk Rampart Petroleum, Inc., based in Abilene, Texas. Rampart had been an active operating and exploration company in the north central and west Texas region since 1983. Prior to the formation of Rampart, Mr. Cronk was an independent oil and gas consultant in Houston, Texas for approximately two years. From 1974 to 1981, Mr. Cronk held various positions with subsidiaries of Deutsch Corporation of Tulsa, Oklahoma, including Southland Drilling and Production where he became Vice President of Drilling and Production. Mr. Cronk is a Chemical Engineer graduate from the University of Tulsa.

     Craig Knight, 41, has served as Vice President of Operations for Hunter Gas Gathering, Inc. since March, 1998. Prior to joining the Company Mr. Knight was employed by MidCon Corp. and its affiliates since 1979 in various capacities. From 1995 to his departure from MidCon he served as the Sr. Business Manager, Gathering and Processing for MidCon Gas Products Corp. where he managed MidCon's gathering and processing activities in the Panhandle and Permian Basin regions of Texas. From 1992 -1994, he served as an account manager of the Electric Power Sector Start-up Group for MidCon Gas Services Corp and as Manager - West Region for MidCon Marketing Corp. Mr. Knight graduated from Texas Tech University with a B.S. in Engineering Technology with Construction Specialty. He also received his M.B.A. in Executive Programs from University of Houston in 1989.

Executive Compensation

         The following table contains information with respect to all cash compensation paid or accrued by the Company during the past three fiscal years to the Chief Executive Officer of the Company and the other most highly compensated executive officer(s) of the Company. No other officer individually received annual cash compensation exceeding $100,000 during the past three years.


                                                                                        Long Term Compensation
                                                                                 ---------------------------------------------------

                                    Annual Compensation                             Awards                   Payout
                                    ------------------------------------------------------------------------------------------------
(a)                        (b)      (c)           (d)                 (e)            (f)           (g)         (h)           (i)
Name,                                                                Other                       Number
Principal                                                           Annual        Restricted     Options       LTP        All Other
Position                   Year     Salary        Bonus          Compensation       Stock         SARs       Payouts    Compensation
------------------------------------------------------------------------------------------------------------------------------------

Gary C. Evans              1997     $200,025      $250,000             -               -            -           -               -
President and CEO          1996     $150,000      $100,000             -               -            -           -               -

Matthew C. Lutz            1997     $106,000      $100,000             -               -            -           -               -
Executive V.P. and         1996     $ 65,600      $ 10,000             -               -            -           -               -
Chairman

Richard R. Frazier         1997     $124,200      $ 50,000             -               -            -           -               -
President of
Magnum Hunter
Production, Inc.

David S. Krueger           1997     $ 93,366      $ 10,000             -               -            -           -               -
Vice President and
Chief Accounting
Officer

R. Douglas Cronk           1997     $ 92,033      $ 10,000             -               -            -           -               -
V.P. of Magnum
Hunter Production, Inc.

L.T. Rochford              1995     $  96,000     $   -0-           $15,693            -            -           -               -
Former CEO


                      Option/SAR Grants in Last Fiscal Year
                               (Individual Grants)


                           Number of Securities           Percent of total           Exercise of
                         Underlying Options/SARs      options/SARs granted to        base price
          Name                 granted (#)            employees in fiscal year         ($/Sh)         Expiration date
          (a)                      (b)                          (c)                      (d)                (e)
------------------------------------------------------------------------------------------------------------------------------------
Gary C. Evans                     50,000                                                $4.50            12/05/2001
                                 500,000                       36.0%                    $5.875           12/12/2002
Richard R. Frazier                50,000                                                $4.50            12/05/2001
                                 100,000                        9.8%                    $5.875           12/12/2002
Matthew C. Lutz                  350,000                       23.0%                    $5.875           12/12/2002
David S. Krueger                  25,000                        1.6%                    $5.875           12/12/2002
R. Douglas Cronk                  50,000                        3.2%                    $5.875           12/12/2002



Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Mr. Gary C. Evans, Mr. Matthew C. Lutz, Mr. Richard R. Frazier and Mr. Chris Tong each have employment agreements with the Company. Mr. Evans' agreement terminates January 1, 2003 and continues thereafter on a year to year basis and provides for a salary of $250,000 per annum. Mr. Lutz's agreement terminates January 1, 2003 and continues thereafter on a year to year basis and provides for a salary of $150,000 per annum. Mr. Frazier's agreement terminates January 1, 2001 and continues thereafter on a year to year basis and provides for a salary of $150,000 per annum. Mr. Tong's agreement terminates September 1, 2000 and continues thereafter on a six month basis and provides for a salary of $150,000 per annum. All of the agreements provide that the same benefits supplied to other Company employees shall be available to the employee. The employment agreements also contain, among other things, covenants by the employee that in the event of termination, he will not compete with the Company in certain geographical areas or hire any employees of the Company for a period of two years after cessation of employment.

         In addition, all of the agreements contain a provision that upon a change-in-control of the Company and the employee's position is terminated or the employee leaves for "good cause", the employee is entitled to receive, immediately in one lump sum, certain compensation. In the case of Mr. Evans and Mr. Lutz, the employee shall receive three times the employee's base salary, bonus for the last fiscal year, and any other compensation received by him during the last fiscal year. In the case of Mr. Frazier and Mr. Tong, the employee shall receive the greater of (i) the employee's base salary for the entire remaining term or any renewal period thereof, or (ii) the employee's base salary, bonus for the last fiscal year, and any other compensation received by him during the last fiscal year multiplied by two. Also, any medical, dental and group life insurance covering the employee and his dependents shall continue until the earlier of (i) twelve months after the change- in-control or (ii) the date the employee becomes a participant in the group insurance benefit program of a new employer. The Company also has key man life insurance on Mr. Evans in the amount of $5,000,000.

Section 16 (a) Beneficial Ownership Reporting Compliance

         Incorporated by reference from page 31 of Form 10-KSB which has been sent to all security holders in connection with this proxy statement.

                       II. INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors of the Company has appointed the firm of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year to ended December 31, 1998, and is submitting such selection to the Company's shareholders for their ratification. The Board recommends that such appointment be approved by the shareholders. The Company's independent auditors for its fiscal years ended December 31, 1996 and 1997 was Deloitte & Touche LLP. The affirmative vote of a majority of the shares of common stock present or represented at the meeting is necessary to ratify the appointment of Deloitte & Touche LLP. A representative of Deloitte & Touche LLP is expected to be present at the Meeting. If the foregoing proposal is not approved, or if Deloitte & Touche LLP declines to act or otherwise becomes incapable of performing, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to fiscal year 1998 will be subject to approval by the shareholders at the 1999 Annual Meeting.

     The Board of Directors recommends a vote FOR this proposal.

                    SHAREHOLDERS PROPOSALS AND OTHER MATTERS

         The management of Magnum Hunter Resources, Inc. is not aware of any matters other than those set forth in this Proxy Statement which will be presented for action at the Meeting. If any other matters should properly come before the Meeting, the persons authorized under management's proxies shall vote and act with respect thereto according to their best judgment.

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1999 must be received by the Company by December 31, 1998, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. The Company will bear the cost of the solicitation of the Board of Directors' proxies for the Meeting, including the cost of preparing, assembling, and mailing proxy materials, the handling and tabulation of proxies received and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or facsimile by directors, officers and regular employees of the Company, and no additional compensation will be paid to such individuals.

                                 REVOCABLE PROXY
                          MAGNUM HUNTER RESOURCES, INC.
                     600 East Las Colinas Blvd., Suite 1200,
                               Irving, Texas 75039

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Gary C. Evans and Matthew C. Lutz, or either of them, with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Magnum Hunter Resources, Inc. (the "Company") to be held on Thursday, May 28, 1998, at the Omni Park West Hotel, 1590 LBJ Freeway, Dallas, Texas, 75234 at 2:00 p.m., Central Daylight Savings Time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.

         (1) The election of six (6) Directors to serve until the 1999 Annual Meeting or until their respective successors are duly elected and qualified;

 o FOR the nominees listed below                           o WITHHOLD AUTHORITY
(Except as indicated to the contrary below).        to vote for the nominees listed below.


                 Gary C. Evans                      Matthew C. Lutz
                Gerald W. Bolfing                  Oscar C. Lindemann
               John H. Trescot, Jr.                 James E. Upfield

     Instructions: To withhold authority to vote for any individual nominee or nominees, write their names here.

--------------------------------------------------------------------------------


         (2) To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors to examine the accounts of the Company for the fiscal year ending December 31, 1998;

                  [  ] FOR     [  ] AGAINST     [  ] ABSTAIN


     Your Board of Directors unanimously recommends a vote FOR the directors set forth above and FOR the proposal set forth above.

                (Continued and to be signed on the reverse side)

                           (Continued from other side)

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. This Proxy will be voted at the Annual Meeting or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR the election of directors and FOR the other proposal as set forth above. This Proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.


                                     Date:________________________________, 1998

                                       ----------------------------------------
                                                      (Signature)
                                       ----------------------------------------

                                       ----------------------------------------
                                                (Please print your name)

         (Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by an authorized person.)

                 PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY
                  AT THE ADDRESS STATED ON THE RETURN ENVELOPE.